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                                                                    EXHIBIT 25.1

                                    FORM T-1
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                                   ----------

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2) _______

                                   ----------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

                 NEW YORK                                 13-5160382
          (State of incorporation                      (I.R.S. employer
          if not a national bank)                     identification no.)


     ONE WALL STREET, NEW YORK, N.Y.                        10286
(Address of principal executive offices)                 (Zip Code)

                                   ----------

                            SALT HOLDINGS CORPORATION

                DELAWARE                                      36-3972986

    (State or other jurisdiction of                        (I.R.S. Employer
     incorporation or organization)                       Identification No.)


           8300 COLLEGE BLVD.
           OVERLAND PARK, KS                                    66210
(Address of principal executive offices)                      (Zip Code)


                     12 3/4% SENIOR DISCOUNT NOTES DUE 2012
                       (Title of the indenture securities)

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                                      - 2 -

1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.


                  Name                                     Address
     ---------------------------------------------------------------------------
     Superintendent of Banks of the                   2 Rector Street,
     State of New York                                New York, N.Y. 10006, and
                                                      Albany, N.Y. 12203

     Federal Reserve Bank of New York                 33 Liberty Plaza,
                                                      New York, N.Y.  10045

     Federal Deposit Insurance Corporation            Washington, D.C. 20429

     New York Clearing House Association              New York, New York 10005

     (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH THE OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 AND RULE 24 OF THE COMMISSION'S RULES OF PRACTICE.

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1, filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

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                                      - 3 -

     4. A copy of the existing By-Laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019).

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 3rd day of February, 2003.

                                                      THE BANK OF NEW YORK


                                                      By:
                                                           ---------------------
                                                           Sirojni Dindial
                                                           Authorized Signer

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                                                                       EXHIBIT 7

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 2002, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                       Dollar Amounts
                                                                                         In Thousands
ASSETS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin ........                        $     3,735,469
   Interest-bearing balances .................................                              3,791,026
Securities:
   Held-to-maturity securities ...............................                              1,140,688
   Available-for-sale securities .............................                             15,232,384
Federal funds sold in domestic offices .......................                              1,286,657
Securities purchased under agreements to resell ..............                              1,035,718
Loans and lease financing receivables:
   Loans and leases held for sale ............................                                869,285
   Loans and leases, net of unearned income...................34,695,130
   LESS: Allowance for loan and lease losses.....................645,382
   Loans and leases, net of unearned income and allowance ....                             34,049,748
Trading Assets ...............................................                              9,044,881
Premises and fixed assets (including capitalized leases) .....                                823,722
Other real estate owned ......................................                                    778
Investments in unconsolidated subsidiaries and associated
   companies .................................................                                226,274
Customers' liability to this bank on acceptances
   outstanding ...............................................                                249,803
Intangible assets
   Goodwill ..................................................                              1,852,232
   Other intangible assets ...................................                                 54,714
Other assets .................................................                              4,961,572
                                                                                      ---------------

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
Total assets .................................................                        $    78,354,951
                                                                                      ===============

LIABILITIES
Deposits:
   In domestic offices .......................................                        $    32,962,289
   Noninterest-bearing........................................12,792,415
   Interest-bearing...........................................20,169,874
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs ..................................                             24,148,516
   Noninterest-bearing...........................................445,725
   Interest-bearing...........................................23,702,791
Federal funds purchased in domestic
  offices ....................................................                                959,287
Securities sold under agreements to repurchase ...............                                491,806
Trading liabilities ..........................................                              2,916,377
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases) .................................                              1,691,634
Bank's liability on acceptances executed and
   outstanding ...............................................                                251,701
Subordinated notes and debentures ............................                              2,090,000
Other liabilities ............................................                              5,815,688
                                                                                      ---------------
Total liabilities ............................................                        $    71,327,298
                                                                                      ===============
Minority interest in consolidated subsidiaries ...............                                500,019

EQUITY CAPITAL
Perpetual preferred stock and related surplus ................                                      0
Common stock .................................................                              1,135,284
Surplus ......................................................                              1,056,724
Retained earnings ............................................                              4,218,003
Accumulated other comprehensive income .......................                               (117,623)
Other equity capital components ..............................                                      0
                                                                                      ---------------
Total equity capital .........................................                              6,527,634
                                                                                      ---------------
Total liabilities minority interest and equity capital .......                        $    78,354,951
                                                                                      ===============

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     I, Thomas J. Mastro, Senior Vice President and Comptroller of the
above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                           Thomas J. Mastro,
                                       Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi
Gerald L. Hassell                           Directors
Alan R. Griffith